EXHIBIT 99.1

1 Buckingham Research Buckingham Research Presentation Presentation New York City New York City November 18, 2003 November 18, 2003

2 Attending Today Attending Today • Joseph D. Rupp – President and Chief Executive Officer • Anthony W. Ruggiero – Executive Vice President and Chief Financial Officer • John L. McIntosh, President, Chlor Alkali Products • Richard E. Koch – Vice President, Investor Relations and Public Affairs

3 Joseph D. Rupp Joseph D. Rupp President & Chief Executive Officer

4 Company Overview Company Overview Winchester Chlor Alkali North American Producer of Chlorine and Caustic Soda Revenue: $305 Op. Inc.: 37 North American Producer of Ammunition Revenue: $239 Op. Inc.: 15 Metals Specialty Copper-Based Products and Related Engineered Materials Revenue: $657 Op. (Loss): (4) Revenue: $1,201 Op. Inc.(Loss): 48 Olin All financials are for the nine months ending September 2003 and in millions of U.S. dollars. Operating income for 2003 excludes the 2003 restructuring charge of $29 million pretax YTD through Sept. 2003

5 Olin Corporate Strategy Olin Corporate Strategy Focused Portfolio of Businesses TRS in Top Third S&P Mid Cap 400 ROCE Over Cost of Capital Over the Cycle Olin Corporation Goal: Superior Shareholder Returns Operational Excellence Global Market Leadership • A Low Cost Producer in Our Strategic Businesses • Continuous Improvement in Operating Margins • #1 or #2 in the Markets We Choose to Serve • Strong Technical Innovation in Metals and Winchester • Increase Metal’s Worldwide Presence • Improve Profitability of the Metals Business • Increase the Value of and Generate Cash From Chlor Alkali • Leverage Winchester’s Strengths

6 Investment Highlights Investment Highlights • Significant Operating Leverage and Cash Flow Potential • Chlor Alkali Selling Prices Forecast to Increase in 2004 • A Better Economy Is Expected to Improve Metals Results

7 Olin’s Improved Results in 2003 Olin’s Improved Results in 2003 • Significant Improvement Due to Higher Chlor Alkali Prices • Metals Volumes Are Down—Similar to Industry Peers • Winchester Sales and Operating Income Aided by Domestic Military Orders • Seeing Some Signs of Improvement in our Sectors – Too Early to be Confident in Sustainability

8 Chlor Alkali Products Chlor Alkali Products • Sept. YTD 2003 / 2002 Comparative Results: • Sales Increased $75 million or 32% From 2002 ($305.6 M vs. $230.9 M) • Operating Income Increased $75 Million (Income of $36.4 M vs. Loss of $38.4 M) • Olin’s ECU Netback, Excluding Sunbelt Joint Venture, Was $330 Compared With $225 in 2002

9 Olin Has Leading Capacity Share in Olin Has Leading Capacity Share in Eastern U.S. Eastern U.S. Source: CMAI Chlor Alkali Report Total Industry Capacity Total Industry Capacity • 4th Overall in U.S. Capacity • #1 Capacity Share East of the Mississippi River • Strong Regional Supplier of Caustic and Chlorine • Olin Has 1.21 Million ECU Capacity Per Year (1) (1) Includes Olin’s share of Sunbelt joint venture Dow 31% Occidental 19% PPG 11% Olin 8% Formosa 7% Pioneer 6% Vulcan 4% Georgia Gulf 3% Mexichem 2% Bayer 2% Other 7%

10 A $10 Per ECU Change A $10 Per ECU Change Equates to an $12 Million Equates to an $12 Million Change in Pretax Income at Change in Pretax Income at Full Capacity, or $.12 Per Full Capacity, or $.12 Per Share @ 40% Tax Rate Share @ 40% Tax Rate

11 CMAI Estimates of ECU Prices CMAI Estimates of ECU Prices (For Chlorine to Chemicals and Diaphragm Grade Caustic) (For Chlorine to Chemicals and Diaphragm Grade Caustic) $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 1999 2000 2001 2002 2003 2004 2005 2006 2007

12 Olin Chlor Alkali Factors Olin Chlor Alkali Factors • Olin Operating Rates Expected to Be in 90% Range in 2004 • Olin’s Electricity Costs, a Key Component of Manufacturing Costs, Have Remained Relatively Stable in Spite of Higher Natural Gas Prices • High Gas Prices Impacting Other Chlor Alkali Producers May Cause Prices to Increase ($1 / MMBTU = $25 / ECU) • 12% of U.S. Capacity Shut Down Since 2000

13 260,000 Baton Rouge, LA Formosa Plastics 2,051,600 Total Reductions 80,000 Delaware City, DE OXY 5,500 Albany, OR Oregon Metallurgical Oremet) 49,500 Vicksburg, MS Cedar Chem 80,300 Orington, ME Holtra Chem 159,500 Ft. Saskatchewan Dow 198,000 Gramercy, LA La Roche 224,400 Portland, OR Atofina 226,600 Tacoma, WA Pioneer 382,800 Deer Park, TX Oxy Vinyls LP 385,000 Plaquemine, LA Dow Short Tons as Chlorine Location Company Source: CMAI Reductions 2,051,600 Additions (324,900) Total Reductions 1,726,700 324,900 Updated Additions 40,000 Mobile, AL SunBelt 284,900 Total Additions 4,400 Mobile, AL Oxy 4,400 Delaware City, DE Oxy 13,200 Muscle Shoals, AL Oxy 48,400 Calvert City, KY Westlake 214,500 Geismer, LA Vulcan C-A Short Tons as Chlorine Location Company North American Chlor Alkali Capacity North American Chlor Alkali Capacity Reductions Since 2000 Reductions Since 2000 North American Chlor Alkali Capacity North American Chlor Alkali Capacity Expansions Since 2000 Expansions Since 2000 Capacity Deletions and Additions Capacity Deletions and Additions

14 Chlor Alkali Products Chlor Alkali Products Fourth Quarter Fourth Quarter • Seasonal Slowing of Demand • ECU Prices Still Well Ahead of 4Q2002 but Below 3Q2003

15 Metals Metals • Olin is Largest Manufacturer of Copper Alloy Strip and Brass Rod in the U.S. • Large Size Provides Economies of Scale and Manufacturing Efficiencies • Olin Possesses Leading Technology Position • Olin is the Leading Copper Based Sheet and Strip Distributor in the U.S.

16 Metals Metals • Significant Earnings Leverage as a Result of Cost Cutting and Capacity Rationalization • As the Following Slides Show, 2001 and 2002 Were Well Below Historical Consumption and 2003 Likely Will Be Below 2002 as Well

17 U.S. Strip Consumption U.S. Strip Consumption In MM Pounds In MM Pounds 0 200 400 600 800 1000 1200 1400 1600 1800 1998 1999 2000 2001 2002 2003E 2003 consumption est. to be lower than 2002. We believe the normalized market is somewhat below 1.3 – 1.4 billion pounds per year.

18 Brass Strip … Mill Shipment Brass Strip … Mill Shipment Industry Profile Industry Profile Base Index Market Segment 2000 2002 Auto Electrical 100 93 Computer/Telecom 100 66 Electrical 100 77 Bldg/Household 100 134 Other Transportation 100 36 Other Commercial 100 79 Coinage 100 43 Ammunition 100 102 Exports 100 72 Distribution 100 77 Reroll 100 64 Imports – Adjusted 100 64 Total 100 71 * Olin Estimates Based on CDA and U.S. Gov’t Statistics

19 Metals (Strip Portion Only) Metals (Strip Portion Only) • Sept. YTD 2003 / 2002 Comparative Results: – Operating Loss of $10.1 Million in this Period Compared to Profit of $16.0M in 2002 – 7% Decline in Strip Shipments (excluding Chase) Similar to Industry Decline. • Key Segments Were Well Below Normal — Electronics, Telecommunications, Coinage • Strip Shipments Down Due to Softer Automotive Demand Particularly at Ford and GM – Reduced Product Margins, Higher Natural Gas Costs ($3.0M), Cost Escalations ($7.8M) in Wages, Fringe Benefit Costs – Savings From Indianapolis Shutdown Were More Than Offset by the Above Factors Reconciliation to GAAP: 2003 Operating Loss of $3.7 Million, Includes $6.4M of Chase Profits, So Strip Business Lost $10.1 Million in this Period Compared to Profit of $16.0M in 2002

20 U.S. Brass Rod Consumption U.S. Brass Rod Consumption In MM Pounds In MM Pounds 0 200 400 600 800 1000 1200 1998 1999 2000 2001 2002 2003E 2003 consumption est. to be lower than 2002.

21 Metals (Rod Portion Only) Metals (Rod Portion Only) • Sept. YTD 2003 Results: – Chase Operating. Income was $6.4 Million – Olin Acquired Chase late in September 2002 so Chase was Not Included in Olin’s 2002 YTD Results. In the First Nine Months of 2002, Chase’s Operating Income Was $ 10.8 Million – Rod Industry Demand Down 11% Through August • Commercial Construction and Capital Spending Have Not Improved Despite Improved Macro- Economy

22 Metals Summary Metals Summary • We See Improving Macro-economic Factors • Historically our Businesses Generally Lag the Recovery by About 6 Months • We Have Limited Visibility

23 China Joint Venture China Joint Venture • Olin-Loutong Metals (GZ) Ltd., Co. • Distribution Center in Guangzhou, China • Will Process and Distribute Both Olin and Luoyang’s Copper Alloy Products • Expect to be Operational in 1Q’04

24 Winchester Products Winchester Products Products Products End Uses End Uses Maintenance applications in power & concrete industries, powder-actuated tools in construction industry Industrial products — 8 gauge loads & powderactuated tool loads Infantry and mounted weapons Small caliber military ammunition Hunters & recreational shooters, law enforcement agencies Winchester ® sporting ammunition — shot-shells, small caliber centerfire & rimfire ammunition

25 Winchester Winchester • September YTD 2003 / 2002 Comparative Results: • Sales up 9% Compared to 2002 Primarily Due to Higher Domestic Military Volumes • Operating Income Increased to $15.3 Million Compared to $14.0 Million in 2002 • Higher Sales More Than Offset Increased Manufacturing Costs and Operating Expenses Such as Higher Natural Gas and Wage and Fringe Benefit and Other Costs

26 A. W. Ruggiero A. W. Ruggiero Executive Vice President and CFO

27 Fourth Quarter 2003 Fourth Quarter 2003 • Expect Loss in $0.05 Per Diluted Share Range, Compared to Loss of $0.21 Per Share in 2002, Which Included $0.18 Per Share COLI Charge • 4Q’03 Results Expected to Be Below 3Q’03 Because of Normal Seasonal Decline in Winchester, Lower Chlor Alkali Sales Volumes and Prices, and Soft Demand in Metals. • Chlor Alkali and Metals Also Affected by Seasonal Factors • Cost Control Still a Critical Emphasis

28 U.S. Economic Improvement U.S. Economic Improvement • Recent Reports Suggest That the U.S. Economy Is Improving • Third Quarter Increase in GDP Was the Largest in Nearly 30 Years • World-wide Computer Chip Sales Rose 6.5% in September From August, the Sharpest Month-to- Month Jump Since 1990 • Improved Macro Economy Has Not Affected Many Manufacturing Businesses Yet

29 Investment Rationale Investment Rationale • Yield @ $16.00 = 5%; @ $18.00 = 4.4% • Potential for Improved Performance Based On: – Higher Expected ECU Prices in the Next Several Years – A Better Economy Is Expected to Improve Metals Results – Winchester Is a Solid Business and Provides Profits and Cash Flow • Strong Financial Discipline to Meet Our Obligations

30 Cap. Ex. and D&A Cap. Ex. and D&A 76 78 73 95 65 41 55 78 78 80 81 87 88 85 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 1997 1998 1999 2000 2001 2002 2003E ($            MM) Capital Expenditures D&A

31 Investment Rationale Investment Rationale (continued) (continued) • Commitment to Investment Grade Rating • Projecting Debt Covenant Compliance under Existing Revolver

32 Forward Forward-Looking Statements Looking Statements This presentation contains estimates of future performance, which are forward-looking statements and results could differ materially from those anticipated in the forward-looking statements. Some of the factors that could cause actual results to differ are described in the business and outlook sections of Olin’s Form 10-K for the year ended December 31, 2002 and in Olin’s Third Quarter 2003 Earnings Release and 10-Q. These reports are filed with the U.S. Securities and Exchange Commission.

33 Proud Heritage … Promising Future

34 The Following Slides Are Provided as Background Information and Come Primarily from Presentations Made Earlier this Year. These Slides May or May Not Be Used in the Presentation. In Some Cases, They Are Duplicate Slides From What Was Covered in the Above Slides.

Metals Products

Strip and Sheet

Products	End Uses
Copper and Copper Alloy Sheet & Strip (standard / high performance)	Electronic connectors, lead frames, electrical components, communications, automotive, builders' hardware, coinage, ammunition
Network of Metals Service Centers	Electronic connectors, electrical components, communications, automotive, builders' hardware, household products
Posit-bond ® clad metal	Coinage strip & blanks
Rolled copper foil, Copperbond ® foil, stainless steel strip	Printed circuit boards, electrical & electronic, automotive
Copper alloy welded tube	Utility condensers, industrial heat exchangers, refrigeration & air conditioning, builders' hardware, automotive
Fabricated products	Builders' hardware, plumbing, automotive and ammunition components
High performance, high reliability hermetic metal packages for microelectronics industry	Computer, telecommunications, medical, aerospace and military

35

36 Overview of Brass Strip Processing Overview of Brass Strip Processing Scrap Metal Virgin Material Casting Hot Mill Coil Miller Cold Rolling Annealing/ Cleaning Slitting Integrated Mills (60%) Olin OAB PMX Revere Hussey Miller Scott Brush Wellman NGK Imports Reroll Mills (11%) Olin Heyco Wieland Scott Others Distribution (29%) Olin (A.J. Oster) Copper and Brass TW Metals Others Olin is the leader in each of these categories.

37 Key Drivers Key Drivers – Brass Strip Brass Strip • Sensitive to Changes in the Economy • Changes in Demand for Specific Sectors Affect Olin Performance: – Automotive – Computers – Telecommunications – Housing • Coinage Market Is Sensitive to Swings in the Economy

38 Olin Brass Competitive Advantages Olin Brass Competitive Advantages • Largest Brass Mill in U.S. Provides Economies of Scale • Outstanding Manufacturing Capabilities • More Patents Than Competitors • Largest Distribution Business in U.S. (A.J. Oster) • High Performance Alloys and Specialty Products

39 Chase Industries Chase Industries

40 Chase Chase • Chase is a Leader in Brass Rod • Competitive Advantages Manufacturing Excellence, Low Cost, High Quality “Blue Dot” Trademark Leading Market Share Customer Service Focus • Leverage to Enhance Long-term Profitability and Return on Investment • Chase has New Efficient Facilities, Future Cash Flow Potential Since Capital Already Spent

41 U.S. Brass Rod End Uses U.S. Brass Rod End Uses Building Products Industrial Machinery & Equip. Transportation Electrical & Electronic Consumer & General Exports

42 • Building Products – Housing Starts – # of Bathrooms – Home – Intensity of Use – Product Innovation – Average Age of Homes – Existing Home Sales – Low Mortgage Rates • Industrial Machinery & Equipment – GDP – Industrial Production • Transportation – US Auto Sales – Class Eight Truck Sales •Consumer & General Products / Electrical & Electronics – CPI – Consumer Spending Demand Drivers 15

43 Chase Financial Performance Chase Financial Performance Years Ending December 31 Years Ending December 31 In Millions of Dollars 0 5 10 15 20 25 30 35 1997 1998 1999 2000 2001 2002 Pretax Income

44 Factors Affecting Chase Brass in 2003 Factors Affecting Chase Brass in 2003 • Lower Commercial Construction • Less Capital Spending for Industrial Machinery • Lower Automotive and Truck Sales • Housing Remains at Healthy Levels

45 Key Drivers Key Drivers—Winchester Winchester • Supply / Demand Balance – Total U.S. Demand: 4.5 Billion Rounds With Excess U.S. Production Capacity – Non-Economic Factors Primarily Drive Demand Cycle • Political / Regulatory – Political Pressure Shifting From Federal to State/local Level • Competition – Alliant TechSystems (Federal Cartridge Company/CCI) and Remington Arms Company – Capacity Overhang and Imports Cause Intense Competition

46 • Leverage Existing Strengths to Grow Sales – Legendary Winchester® Brand Name – Received “Ammunition of the Year” Award Last Six Years From Shooting Industry Academy of Excellence – Manufacturer of the Year Award from National Association of Sporting Goods Wholesalers in 2002 • Continue to Offer a Full Line of Ammunition Products to Selected Markets – Non-toxic and Special Purpose Ammunition Are Opportunities • Aggressively Pursue a Low-cost Producer Status – Optimize Supply Chain – Reduce Total Product Cost Through the Use of Technology and Process Improvement Initiatives Winchester Strategy Winchester Strategy

47 Chlor Alkali Products Chlor Alkali Products Products Products End Uses End Uses Industrial & institutional cleaners, textile bleaching Pulp, paper and food processing Hydrochloric Acid and Sodium Hypochlorite Paper, textile & clay bleaching Sodium Hydrosulfite Pulp & paper processing, chemical manufacturing, water purification, manufacture of vinyl chloride, bleach, swimming pool chemicals & urethane chemicals Chlorine / caustic soda

48 Chlor Alkali Products Chlor Alkali Products • Chlorine and Caustic Soda Are Co-Products of Salt Electrolysis • The Production of 1 Ton of Chlorine Results in 1.1 Tons of Caustic Soda • Together the Two Chemicals Are Called an Electrochemical Unit “ECU” • Supply / Demand Determine Pricing in This Commodity Business

49 Key Drivers Key Drivers – Chlor Alkali Chlor Alkali • Chlorine/caustic Demand Driven by General Economic Conditions • PVC Is the Largest End-use Market for Chlorine, and Pulp and Paper Is Largest Caustic Market • Manufacturing Cost Heavily Dependent on Energy (Natural Gas) • No North American Chlor Alkali Producers Have Announced “Significant” Net Capacity Additions, It Requires 24-36 Months to Build New Capacity • Reduction of Capacity (~12%) since 2000 Due to Temporary and Permanent Plant Closures

50 Chlor Alkali Products Chlor Alkali Products Competitive Advantages / Strategies Competitive Advantages / Strategies • Olin’s Electricity Costs Have Been Relatively Stable Over Time Because We Purchase Electricity From Utilities That Are Primarily Coal, Nuclear and Hydro-Power Based • Olin’s Sunbelt Joint Venture Has Low Manufacturing Costs Due to Membrane Technology and Low Power Costs • Olin’s Southeastern U.S. Plants Are Relatively Close to Their Customers

51 Chlor Alkali Products Chlor Alkali Products Competitive Advantages / Strategies Competitive Advantages / Strategies • Focus on Being the Preferred Supplier to the Merchant Chlor Alkali Market • Continue Our Partnership Philosophy With Our Customers • Continue to Drive Cost Improvements Through Manufacturing and Logistics Optimization • Significant Opportunities to Increase the Value of the Business at Modest Capital Cost • Be a Strong Cash Generator and Value Enhancer to Olin Corporation

52 Why Olin’s ECU Netbacks Differ Why Olin’s ECU Netbacks Differ from Other Chlor Alkali Producers from Other Chlor Alkali Producers • Methodologies and Definitions May Differ Among Producers • Pricing to Customers Can Vary Depending on Customer End Use and Location and Method of Shipment (Pipeline, Railcar, Truck, Barge, Terminal) • Delivered Price – Freight = Netback • Contractual Terms: Escalation Provisions, and Duration of Contracts. These Will Change Over Time Due to Market Conditions

53 Olin’s Chlor Alkali System Olin’s Chlor Alkali System • Olin Contracts Nearly 100% of Its Chlorine and Caustic Sales • On About Two-Thirds of the Volume, Prices Change Quarterly, with a Combination of Formula-based and Negotiated Pricing • Many Contracts Have a One Quarter Lag in Them, Which Delays Price Increases in a Tightening Market, But Helps in a Softening Market • Competitive Forces Dictate Contract Duration and Terms

54 Source: CMAI Pulp & Paper 1% Water 5% Vinyl 40% Other Organic 28% Inorganics 5% Other 12% Propylene Oxide 9% U. S. Chlorine Uses U. S. Chlorine Uses 2002 Demand

55 U.S. Chlorine Segment Growth U.S. Chlorine Segment Growth 2002 2002—2006 2006 500 1,000 1,500 2,000 Cumulative Demand Increase (‘000 ST/Y) 1 Other Water P&P Inorganics Organics Urethanes Vinyl 2.3% 1.3% 0.0% 4.0% 1.0% 3.9% 6.6% Source: CMAI 3.9% AAGR

56 Source: CMAI U. S. Caustic Soda End Uses U. S. Caustic Soda End Uses 2002 Demand 2002 Demand Alumina 3% Water 2% Propylene 8% Inorganic 18% Organic 9% P&P 20% Exports 14% Soaps 6% Textiles 3% Others 17%

57 U.S. Caustic Segment Growth U.S. Caustic Segment Growth 2002 2002—2006 2006—200 400 600 800 1,000 Cumulative Demand Increase (‘000 ST/Y) 1 Net Exports Other Water Inorganics Textile Organics Alumina P&P 14.8% 5.5% 2.4% 3.2% 2.2% 2.6% 2.1% 2.2% Source: CMAI 4.4% AAGR

58 40% 9% 6% 6% 39% Electric Power Steam, less H2 credit Salt Fixed Cost Other Variable Manufacturing Cost Structure Manufacturing Cost Structure “Typical” Gulf Coast Diaphragm Plant “Typical” Gulf Coast Diaphragm Plant Nat. gas @ $2/mmbtu Nat. gas @ $2/mmbtu

59 49% 12% 5% 5% 29% Electric Power Steam, less H2 Credit Other Variable Salt Fixed Cost Manufacturing Cost Structure Manufacturing Cost Structure “Typical” Gulf Coast Diaphragm Plant “Typical” Gulf Coast Diaphragm Plant Nat. gas @ $5/mmbtu Nat. gas @ $5/mmbtu

60 The Next Slide Provides the Same The Next Slide Provides the Same Numerical Information Provided Numerical Information Provided on the Profit Summary Exhibit to on the Profit Summary Exhibit to Olin’s October 30, 2003 Olin’s October 30, 2003 Earnings Release and Reconciles Earnings Release and Reconciles Reported and Adjusted Earnings Reported and Adjusted Earnings

Profit Summary From Earnings Release

(In millions, except EPS)

The following table summarizes the significant unusual items impacting the reported operating results. Management monitors earnings per share excluding unusual items such as restructuring charges, unusual charges/credits and accounting changes. Management believes that these items are unique and are not part of the ongoing business results. Management believes that providing this information to investors will better enable them to understand our historical and future trends by excluding these items from our results. The table below reconciles operating income/(loss), pretax income/(loss), net income/(loss) and diluted earnings per share on a generally accepted accounting principles basis, as reflected in our Consolidated Statements of Income, to diluted earnings per share as adjusted for each of the unusual items.

On September 2002 we completed our acquisition of Chase Industries. The acquisition was accounted for using the purchase method of accounting. Accordingly, the operating results of Chase have been included in the accompanying financial statements since the date of acquisition. We believe that a meaningful analysis of our financial performance requires that we exclude the Chase operating results when comparing results in 2003 to results in 2002 that do not include Chase. We have included operating results with and without Chase in the text of the press release in order to assist investors in analyzing comparable results for those periods.

	Third Quarter - 2003			
	Operating Income/(Loss)	Pretax Income/(Loss)	Net Income/(Loss)	Diluted EPS
As Reported	$15.3	$10.9	$6.0	$0.10
Average Diluted Shares				58.7

	Third Quarter - 2002			
	Operating Income/(Loss)	Pretax Income (Loss)	Net Income/(Loss)	Diluted EPS
As Reported	$4.5	($0.5)	($1.0)	($0.02)
Average Diluted Shares				49.7

	Nine Months - 2003			
	Operating Income/(Loss)	Pretax Income/(Loss)	Net Income/(Loss)	Diluted EPS
As Reported	$19.0	$6.6	($24.5)	($0.42)
Accounting Change (b)	-	-	25.4	0.44
Restructuring Charge (c)	29.0	29.0	18.7	0.32
As Adjusted	$48.0	$35.6	$19.6	$0.34
Average Diluted Shares				58.1

	Nine Months - 2002			
	Operating Income/(Loss)	Pretax Income (Loss)	Net Income/(Loss)	Diluted EPS
As Reported	($8.4)	($24.6)	($19.3)	($0.41)
Average Diluted Shares				47.0

61

62 Metals Segment Operating Results—Third Quarter 2003 ($            in millions) On September 27, 2002 we acquired Chase. The acquisition was accounted for using the purchase method of accounting. Accordingly, the operating results of Chase have been included in the reported financial statements since the date of acquisition. We believe that a meaningful analysis of our financial performance (in particular the metals segment) requires that we exclude the Chase operating results when comparing results in 2003 to results in 2002 that do not include Chase. The following table reconciles the operating results of the metals segment with and without Chase to assist investors in analyzing comparable results for those periods. 2003 2002 2003 2002 Sales Rolled/Shaped 161.8 164.0 491.2 498.9 Chase (a) 54.5 n/a 165.6 n/a Total Metals Segment 216.3 164.0 656.8 498.9 Operating Income/(Loss) (b) Rolled/Shaped (6.7) 4.8 (10.1) 16.0 Chase (a) 1.6 n/a 6.4 n/a Total Metals Segment (5.1) 4.8 (3.7) 16.0 (a) Prior to the acquisition by Olin, Chase reported sales and operating income for the three months and nine months ended September 30, 2002 of $57.3 and $3.4 and $179.9 and $10.8, respectively. (b) Before Restructuring Charge for the shutdown of the Indianapolis facility in the first quarter of 2003. Three Months Ended Nine Months Ended September 30 September 30

63 Indianapolis Shutdown Reduced Cost Base Indianapolis Shutdown Reduced Cost Base and About 10% of Domestic Strip Capacity and About 10% of Domestic Strip Capacity • Completed in Mid-February • Restructuring Charge of $29 Million Pretax Primarily Associated With This Shutdown • Cash Cost of Shutdown Estimated to Be in the $5 Million Range • Pretax Savings From Shutdown Estimated in the $10 Million Range in 2003 and $20 Million in 2004

64 Pension Plan Pension Plan • In 2002, We Recorded a $220 Million After Tax Charge to Shareholders’ Equity • This Was a Non-Cash Charge • Lowered Discount Rate From 7.5% to 6.75% • Significant Cash Contributions to the Plan Not Expected Until 2006 • Expect Annual Pension Expense Could Increase in the $10 Million Per Year Range

65 Key Initiatives Have Increased Olin’s Key Initiatives Have Increased Olin’s Financial Flexibility Financial Flexibility • Completed $200 Million Public Senior Note Offering on December 11, 2001 • Closed on New $140 Million Three-Year Revolving Credit Facility on January 3, 2002 • Completed Common Stock Offering on March 11, 2002 Which Raised $56 Million and Lowered Olin’s Debt to Total Capital Ratio • IRB Refinancing in March Provided Additional Borrowing Capability Under the Revolving Credit Agreement • Issued 9.8 Million Shares of Common Stock to Acquire Chase • Ratings of Baa3/BBB- from Moody’s/S&P

66 Financial Policies and Objectives Financial Policies and Objectives • Commitment to Maximizing Total Return to Shareholders (TRS) Over the Long Run • Commitment to Lower Cost Structure – 2002 Cost Savings Estimated at $60MM ($20MM for Both Brass and Chlor Alkali, $10MM for Winchester and $10MM Other) – Targeted Headcount Reductions – Optimized Manufacturing – Reduced Capital Spending • Commitment to Investment Grade Rating • Commitment to Maximizing Return on Capital • Continually Evaluate the Sale of Non-core Assets

67 Olin’s Demonstrated Olin’s Demonstrated Shareholder Orientation Shareholder Orientation • Compensation System Assures Alignment With Shareholder Interests – Long Term Incentive Plan is 100% Stock Options and Performance Shares – Senior Management Compensation Highly Oriented to Stock Performance – Stock Ownership Guidelines for Senior Management – Board of Directors Substantially Paid in Stock

FORWARD-LOOKING STATEMENTS

This communication includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to analyses and other information that are based on management’s beliefs, certain assumptions made by management, forecasts of future results, and current expectations, estimates and projections about the markets and economy in which we and our various segments operate. The statements contained in this communication that are not statements of historical fact may include forward-looking statements that involve a number of risks and uncertainties.

We have used the words “anticipate,” “intend,” “may,” “expect,” “believe,” “should,” “plan,” “will,” “estimate,” and variations of such words and similar expressions in this communication to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict and many of which are beyond our control. Therefore, actual outcomes and results may differ materially from those matters expressed or implied in such forward looking-statements. We undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.

The risks, uncertainties and assumptions involved in our forward-looking statements, many of which are discussed in more detail in our filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2002, and as updated in our quarterly reports on Form 10-Q, include, but are not limited to the following:

•	sensitivity to economic, business and market conditions in the United States and overseas, including economic instability or a downturn in the sectors served by us, such as automotive, electronics, coinage, telecommunications, ammunition, housing, vinyls and pulp and paper;

•	extraordinary events, such as additional terrorist attacks or war with one or more countries;

•	continued or additional economic and industry downturns that result in diminished product demand and excess manufacturing capacity in any of our segments and that, in many cases, result in lower selling prices and profits;

•	the cyclical nature of our operating results, particularly declines in average selling prices in the chlor alkali industry and the supply/demand balance for our products, including the impact of excess industry capacity or an imbalance in demand for our chlor alkali products;

•	an increase in our indebtedness or higher-than-expected interest rates, affecting our ability to generate sufficient cash flow for debt service;

•	unforeseen effects of competition, including the migration by United States customers to low-cost foreign locations;

•	costs and other expenditures in excess of those projected for environmental investigation and remediation or other legal proceedings;

•	unexpected litigation outcomes or the impact of changes in laws and regulations;

•	higher-than-expected raw material and utility or transportation and/or logistics costs;

•	the occurrence of unexpected manufacturing interruptions and outages, including those occurring as a result of production hazards;

•	unexpected additional taxes and related interest as the result of pending income tax audits; and

•	the effects of any declines in global equity markets on asset values and any declines in interest rates used to value the liabilities in our pension plan.

All of our forward-looking statements should be considered in light of these factors. In addition, other risks and uncertainties not presently known to us or that we consider immaterial could affect the accuracy of our forward-looking statements.